Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By	/s/ Curtis A. Sampson
Curtis A. Sampson
Date: May 13, 2005		Chairman and Chief Executive Officer

	By	/s/ Paul N. Hanson
Paul N. Hanson
Date: May 13, 2005		Vice President and Chief Financial Officer